SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2003


                               SERVICE 1ST BANCORP
             (Exact name of registrant as specified in its charter)


        California                  333-104244                 32-0061893
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


        2800 W. March Lane
       Stockton, California                                      95219
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (209) 956-7800


       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



       This Form 8-K consists of 5 pages. The Exhibit Index is on Page 4.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         a.       Financial Statements.
                  --------------------

                  Not Applicable.

         b.       Pro Forma Financial Information.
                  -------------------------------

                  Not Applicable.

         c.       Exhibits.
                  --------

                  (99.1) Press Release dated October 28, 2003.


Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

         On October 28, 2003, Registrant issued a press release announcing third quarter earnings.

         The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 28, 2003

Service 1st Bancorp

By: /s/ JOHN O. BROOKS
    -------------------------------------
        John O. Brooks
    Chief Executive Officer

                                  EXHIBIT INDEX

                                                                      Sequential
Exhibit Number                      Description                      Page Number
--------------                      -----------                      -----------

     99.1                  Press Release dated October 28, 2003           5